1
EXHIBIT 21

SUBSIDIARIES AND AFFILIATES

OF THE REGISTRANT
Jurisdiction of

Percentage of Voting

Securities Owned
Name Incorporation Directly or Indirectly by Quaker
* Quaker Chemical, S.A. Argentina 100%
* Houghton Argentina S.A. Argentina 100%
+*
Quaker Australia Holdings Pty.

Limited
Australia 100%
*
Quaker Chemical (Australasia) Pty.

Limited
Australia 100%
+*
Houghton Australia Pty.

Ltd.
Australia 100%
*
Surface Technology

Australia
Australia 100%
** Primex, Ltd. Barbados 33%
+* Quaker Chemical Participacoes, Ltda. Brazil 100%
* Quaker Chemical Industria e Comercio Ltda. Brazil 100%
* Quaker Chemical Operacoes, Ltda. Brazil 100%
* Ultraseal Asia Limited British Virgin Islands 100%
* Quaker Chemical Canada Limited Canada 100%
+* Quaker Chemical Canada Holdings, Inc. Canada 100%
*
Quaker Houghton Canada Inc. (formerly Lubricor,
Inc.)
Canada 100%
* Houghton Canada Inc. Canada 100%
+* Global Houghton Ltd. Cayman Islands 100%
* Quaker Chemical (China) Co. Ltd. China 100%
*
Quaker Shanghai Trading Company

Limited
China 100%
+*
Quaker Chemical Investment Management (Shanghai)
Co., Ltd.
China 100%
*
Wuhan Quaker Technology

Co., Ltd
China 60%
*
Houghton (Shanghai) Specialty Industrial Fluids Co.,
Ltd
China 100%
* DA Stuart Shanghai Co China 100%
* Ultraseal Chongqing Limited China 100%
* Ultraseal Machinery Dongguan Ltd China 100%
* Ultraseal Shanghai Limited China 100%
* Houghton CZ s.r.o Czech Republic 100%
+* Quaker Denmark ApS Denmark 100%
* Houghton Denmark AS Denmark 100%
* Tel Nordic ApS Denmark 100%
* Houghton S.A.S. France 100%
* SIFCO Concepts Sarl France 100%
* Quaker Chemical Services EURL France 100%
* Engineered Custom Lubricants GmbH Germany 100%
* Houghton Deutschland GmbH Germany 100%
* Ultraseal Germany GmbH Germany 100%
* Internationale Metall Impragnier GmbH Germany 100%
* Maldaner GmbH Germany 100%
* Sterr & Eder Industrieservice GmbH Germany 100%
* Quaker Chemical Limited Hong Kong 100%
*
Houghton Magyarország Kft

Hungary 100%
* Quaker Chemical India Private Limited India 100%
* DA Stuart India Private Limited India 100%
* Ultraseal India Private Ltd India 30%

EXHIBIT 21

SUBSIDIARIES AND AFFILIATES

OF THE REGISTRANT,
continued
Jurisdiction of

Percentage of Voting

Securities Owned
Name Incorporation Directly or Indirectly by Quaker
* Quaker Italia S.r.l. Italy 100%
* Quaker Chemical S.r.l. Italy 100%
* Houghton Italia S.p.A. Italy 100%
* Houghton Japan Co., Ltd. Japan 100%
** Nippon Quaker Chemical, Ltd. Japan 50%
* Houghton Oil (Malaysia) Sdn, Bhd. Malaysia 100%
+* Quaker Houghton (Finco) Ltd. Malta 100%
+* Quaker Houghton Ltd. Malta 100%
+* Quaker Houghton Holdings Ltd. Malta 100%
+* Quaker Hougton Investments Limited Malta 100%
*
Tecniquimia

Mexicana S.A. de C.V.
Mexico 100%
* Unitek Servicios De Asesoria Especializad S.A de C.V. Mexico 100%
* Houghton Mexico S.A. de C.V. Mexico 100%
* Lubricor Mexicana S.A. de C.V. Mexico 100%
+* Quaker Chemical Europe B.V. Netherlands 100%
* Quaker Chemical B.V. Netherlands 100%
+*
Quaker Russia B.V.

(formerly KWR Holdings B.V.)
Netherlands 100%
+* Quaker China Holdings B.V. Netherlands 100%
+* Houghton Europe BV Netherlands 100%
* Houghton Benelux BV Netherlands 100%
+* QH Europe BV Netherlands 100%
* Quaker Sales Europe, BV Netherlands 100%
** Kelko Quaker Chemical, S.A. Panama 50%
* Houghton Polska Sp. Zo.o. Poland 100%
+* Quaker Chemical Holdings South Africa (Pty) Limited Republic of South Africa 100%
*
Quaker Chemical South Africa (Pty.)

Limited
Republic of South Africa 100%
* Houghton Romania S.R.L. Romania 100%
+* GHI Asia Pacific Pte. Ltd. Singapore 100%
* Houghton Singapore Singapore 100%
** Korea Houghton Corporation South Korea 50%
* Quaker Chemical, S.A. Spain 100%
*
Verkol

S.A.U.
Spain 100%
+* Quaker Spain Holding, SLU Spain 100%
*
Houghton Iberica S.A.

Spain 100%
* Binol AB Sweden 100%
* Houghton Sverige AB Sweden 100%
* SIFCO Concepts Sweden Sweden 100%
*
Houghton Taiwan

Co. Limited
Taiwan 100%
* Quaker (Thailand) Ltd. Thailand 100%
*
Quaker Houghton Thailand (formerly Thai Houghton
1993 Co., Ltd)
Thailand 100%
* Houghton Kimya Sanayi AS Turkey 100%

EXHIBIT 21

SUBSIDIARIES AND AFFILIATES

OF THE REGISTRANT,
continued
Jurisdiction of

Percentage of Voting

Securities Owned
Name Incorporation Directly or Indirectly by Quaker
* Quaker Chemical Corporation U.S.A. 100%
+*
SB Decking, Inc. (formerly Selby,

Battersby & Co.)
U.S.A. 100%
* AC Products, Inc. U.S.A. 100%
* Epmar Corporation U.S.A. 100%
* Summit Lubricants, Inc. U.S.A. 100%
* ECLI Products, LLC U.S.A. 100%
+* EFHCO, LLC U.S.A. 100%
+* GH Holdings Inc. U.S.A. 100%
+*
Houghton Technical

Corp.
U.S.A. 100%
* SIFCO Applied Surface Concepts, LLC U.S.A. 100%
*
Quaker Houghton PA,

Inc. (formerly Houghton
International)
U.S.A. 100%
* Ultraseal USA Inc. U.S.A. 100%
+*
Wallover Enterprises,

Inc.
U.S.A. 100%
*
Wallover Oil Company

Incorporated
U.S.A. 100%
*
Wallover Oil Hamilton

Inc.
U.S.A. 100%
+* Quaker International Holdings, LLC U.S.A. 100%
+*
MIH Acquisition Company,

LLC
U.S.A. 100%
*
Coral Chemical Company,

LLC
U.S.A. 100%
* Houghton Ukraine ToV Ukraine 100%
* Quaker Chemical Limited United Kingdom 100%
+* GHGL London Ltd. United Kingdom 100%
+* GHG Lubricants Holdings Limited United Kingdom 100%
+* Houghton Holdings Limited United Kingdom 100%
* Houghton Limited (formerly Houghton plc) United Kingdom 100%
+*
Applied Surface Concepts Holdings Ltd.

United Kingdom 100%
*
Norman Hay Engineering Ltd.

United Kingdom 100%
* SIFCO Applied Surface Concepts (UK) Ltd United Kingdom 100%
*
Surface Technology

Holdings Ltd.

United Kingdom 100%
*
Surface Technology

(Leeds) Ltd
United Kingdom 100%
*
Surface Technology

Aberdeen Ltd
United Kingdom 100%
*
Surface Technology

(East Kilbride) Ltd.
United Kingdom 100%
*
Surface Technology

(Coventry) Ltd
United Kingdom 100%
* Ultraseal International Group Ltd United Kingdom 100%
* MX Systems International Ltd United Kingdom 100%
+* Quaker Houghton International LP United Kingdom 100%
+* Quaker Houghton Holdings Limited United Kingdom 100%
+* QH Holdings Limited United Kingdom 100%
+* QH Chemical Limited United Kingdom 100%
+* QH International Limited United Kingdom 100%
+* Quaker Specialty Chemicals (UK) Limited United Kingdom 100%
* Quaker Houghton Support Deutschland United Kingdom 100%
Kelko Quaker Chemical, S.A. Venezuela 50%
+ A non-operating company
* Included in the consolidated financial statements
**
Accounted for in the consolidated financial statements under the equity method